SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 8, 2003
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CITIZENS FINANCIAL SERVICES, INC.
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                                        Pennsylvania                                                    0-13222                                   23-2265045

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                            (State or other jurisdiction                                  (Commission File                                (I.R.S. Employer
                            of incorporation)                                                 Number)                                            Identification Number)
                            15 South Main Street, Mansfield PA                                                                                           16901
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                            (Address of Principal Executive Office)                                                                                    (Zip Code)
Registrant's telephone number, including area code (570) 662-2121
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N/A
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(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

On September 8, 2003, Citizens Financial Services, Inc. issued a press release titled "Citizens Financial Services, Inc. Reinstates Share Repurchase Program", a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

            Exhibit 99:    Press Release issued by Citizens Financial Services, Inc. dated September 8, 2003, titled "Citizens Financial Services, Inc. Reinstates Share

            Repurchase Program".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date:  September 8, 2003                                                        /s/ Randall E. Black

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                                                                                        By:    Randall E. Black
                                                                                                Chief Financial Officer